UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2020

FACEBANK GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	000-55353	26-4330545
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Avenue of the Americas

New York, NY 10019

(Address of principal executive offices)

(212) 672-0055

(Registrant’s telephone number, including area code)

FaceBank Group, Inc.

1115 Broadway, 12th Floor

New York, NY 10010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter) [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

On April 7, 2020, FaceBank Group, Inc. (“FaceBank” or the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, that on April 1, 2020, the Company completed its acquisition of fuboTV Inc. (“fuboTV”) by the merger of fuboTV Acquisition Corp., our wholly-owned subsidiary, with and into fuboTV Inc. (the “Merger”), whereby fuboTV continued as the surviving corporation. On June 17, 2020 (the “Original Due Date”), the Company filed an Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) to provide (i) the historical audited financial statements of fuboTV as required by Item 9.01(a) and (ii) pro forma financial information required by Item 9.01(b). Such financial information was excluded from the Original Form 8-K in reliance on the instructions to such items.

On the Original Due Date, the Company filed a Current Report on Form 8-K (the “COVID 8-K”) with the U.S. Securities and Exchange Commission (the “SEC”) to avail itself of a 45-day extension to file on a Current Report on Form 8-K/A (i) the separate historical unaudited consolidated financial statements of fuboTV for the three months ended March 31, 2020 and 2019, as required by Item 9.01(a), and (ii) the unaudited pro forma combined financial statements of FaceBank and fuboTV for the three months ended March 31, 2020, as required by Item 9.01(b) ((i) and (ii) the “Q1 Financials”), in reliance on an order issued by the SEC pursuant to Section 36 of the Securities Exchange Act of 1934 Granting Exemptions From Specified Provisions of the Exchange Act of 1934 and Certain Rules Thereunder dated March 4, 2020 (Release No. 34-88318), as modified and superseded by a new SEC order issued on March 25, 2020 (Release No. 34-88465) (collectively, the “Order”).

As disclosed in the COVID 8-K, the Company was unable to include the Q1 Financials in Amendment No. 1 within the prescribed time period due to the global COVID-19 pandemic. As a result of the pandemic, management’s full efforts have been focused on operating its business and evaluating available funding. The Company has been following the recommendations of local health authorities to minimize exposure risk for its employees, including temporarily closing its offices and requiring its employees to work remotely to the extent possible. As a result, the Company’s books and records were not easily accessible, resulting in delays in preparation and completion of its financial statements. These unforeseen circumstances resulted in the Company being unable to file the Q1 Financials during the prescribed period without undue hardship and expense to the Company. As such, the Company is filing this Amendment No. 2 to further supplement the Original Form 8-K and Amendment No. 1 within 45 days of the Original Due Date in reliance on the Order to provide the Q1 Financials.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The historical unaudited consolidated financial statements of fuboTV for the three months ended March 31, 2020 and 2019 are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements of FaceBank and fuboTV for the three months ended March 31, 2020 are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
99.1*	Unaudited consolidated financial statements of fuboTV for the three months ended March 31, 2020 and 2019.
99.2*	Unaudited pro forma combined financial information as of March 31, 2020.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACEBANK GROUP, INC.

Date: July 8, 2020	By:	/s/ David Gandler
David Gandler
Chief Executive Officer